The Tax-Exempt Bond Fund of America, Inc.
               333 S. Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $62,249
------------------ --------------------------------
------------------ --------------------------------
Class B            $2,017
------------------ --------------------------------
------------------ --------------------------------
Class C            $2,083
------------------ --------------------------------
------------------ --------------------------------
Class F            $1,586
------------------ --------------------------------
------------------ --------------------------------
Total              $67,935
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $906
------------------ --------------------------------
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Total              $68,841
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2603
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2142
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2061
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2516
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2700
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            245,087
------------------ ----------------------------------
------------------ ----------------------------------
Class B            9,568
------------------ ----------------------------------
------------------ ----------------------------------
Class C            10,538
------------------ ----------------------------------
------------------ ----------------------------------
Class F            7,463
------------------ ----------------------------------
------------------ ----------------------------------
Total              272,656
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,420
------------------ ----------------------------------
------------------ ----------------------------------
Total              276,076
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $12.69
----------------------- -------------------------
----------------------- -------------------------
Class B                 $12.69
----------------------- -------------------------
----------------------- -------------------------
Class C                 $12.69
----------------------- -------------------------
----------------------- -------------------------
Class F                 $12.69
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $12.69
----------------------- -------------------------